                 AMENDMENT AND LIMITED WAIVER OF LOAN AGREEMENT


         THIS AMENDMENT AND LIMITED WAIVER OF LOAN AGREEMENT (this "Amendment") is made as of this 24th day of June, 2002, by and among CSS INDUSTRIES, INC. (the "Borrower"), the lenders from time to time parties to the Loan Agreement defined below (the "Lenders"), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Agent") for the Lenders.

                                   Background:

         A. The Agent, the Lenders and the Borrower entered into a Loan Agreement dated as of April 30, 2001 (the "Loan Agreement"), pursuant to which the Lenders agreed to make Advances from time to time to the Borrower.

         B. The Borrower has requested an increase in the Available Commitment from $75,000,000 to $100,000,000 pursuant to the provisions of Section 2.3 of the Loan Agreement and one or more of the Lenders have agreed to participate in the Requested Increase.

         C. In connection with the Requested Increase and in order to enable the Borrower to effectuate the repurchase of capital stock of the Borrower from certain of its shareholders (the "Special Shares Repurchase"), the Borrower has also requested and the Agent and the Lenders have agreed to amend one of the financial covenants in the Loan Agreement and to waive certain provisions of the Loan Agreement to permit the Special Shares Repurchase, all on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

     2. Amendments to Loan Agreement. The Loan Agreement is hereby amended effective as of June 21, 2002 (the "Effective Date") as follows:

     (a) The Requested Increase of $25,000,000 is hereby confirmed and agreed to by the Agent, the Lenders and the Borrower and is hereby allocated to the Lenders so that the Pro Rata Percentages and Pro Rata Shares of the Lenders after giving effect to the Requested Increase are as set forth on Annex I attached hereto, which is hereby substituted for Annex I originally attached to the Loan Agreement. If less than all of the Lenders participate in the Requested Increase or participate in the Requested Increase other than on a pro rata basis based on their existing Pro Rata Percentages, then each Lender participating in the Requested Increase, the Borrower and the Agent shall execute and deliver a duly completed Commitment and Acceptance as provided in Section 2.3(b) of the Loan Agreement the effective date of each of which shall be the same as the Effective Date.

     (b) The following new defined term is added to Section 1.1 in the appropriate alphabetical order:

         "'Special Shares Repurchase': The purchase by the Borrower of capital stock of the Borrower from certain of its shareholders in one or more transactions during the period beginning June 21, 2002 and ending September 30, 2002 the consideration for which is paid in cash simultaneously with each such purchase."

(c) Section 6.6(a) is amended and restated in full as follows:

             "(a) The Borrower shall not, nor shall it cause or permit any of its Subsidiaries (other than the Bankruptcy Remote Subsidiary) to, directly or indirectly: declare, pay, authorize or make any form of dividend (except for stock dividends or stock splits) or return any capital, in cash or property, to its shareholders, their successors or assigns or repurchase, redeem or retire any of the capital stock of the Borrower, except (A) as expressly permitted by Section 6.1 hereof, (B) dividends payable to the Borrower or any Guarantor by any Subsidiary, and (C) if, after giving effect to such dividend, distribution to shareholders, repurchase, redemption or retirement the Borrower is in compliance with Section 7.2."

(d) Section 7.2 is amended and restated to read in full as follows:

         "7.2 Minimum Consolidated Net Worth. The Borrower shall have and maintain a minimum Consolidated Net Worth of not less than $193,027,000 for the period from the Closing Date through March 31, 2001. For each subsequent fiscal quarter thereafter, the Borrower shall maintain, minimum Consolidated Net Worth in an amount not less than the sum of the preceding fiscal year-end's minimum Consolidated Net Worth requirement plus an amount equal to fifty (50%) percent of the Borrower's current year-to-date Consolidated Net Income through the end of such fiscal quarter (with no adjustment for losses) minus the lesser of (i) $45,000,000 and (ii) the aggregate amount paid by the Borrower for the Special Shares Repurchase."

     3. Limited Waiver. The Agent and the Lenders hereby waive the provisions of
Section 6.12 of the Loan Agreement to the extent necessary to permit the Borrower to enter into the Special Shares Repurchase so long as the Borrower has complied with the other provisions of the Loan Agreement in connection therewith. Except as set forth in the preceding sentence, this Amendment does not and shall not be deemed to constitute a waiver by the Agent or the Lenders of any Event of Default, or of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate the Agent or the Lenders to agree to any further modifications to the Loan Agreement or any other Loan Document or constitute a waiver of any other rights or remedies.

     4. Replacement Notes. The Borrower shall issue to each Lender which has increased its Pro Rata Share a replacement Revolving Credit Note in the face amount of its Pro Rata Share as set forth on Annex I attached hereto in substitution for, but not as a novation of, its existing Revolving Credit Note which existing Revolving Credit Note shall be surrendered by such Lender to the Agent for cancellation.

     5. Amendment to the Loan Documents. All references to the Loan Agreement in the Loan Documents shall be deemed to refer to the Loan Agreement as amended hereby.

     6. Ratification of the Loan Documents. Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, the Agent, the Lenders and the Borrower agree that the Loan Documents are in full force and effect and each such document shall remain in full force and effect, as amended by this Amendment and the Borrower hereby ratifies and confirms its obligations thereunder.

     7. Representations and Warranties.

     (a) The Borrower hereby certifies that after giving effect to this Amendment, (i) the representations and warranties of the Borrower in the Loan Agreement are true and correct in all material respects as if made on the date hereof and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Loan Agreement or the other Loan Documents exists on the date hereof.

     (b) The Borrower further represents that the Borrower has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Certificate of Incorporation, by-laws or other organizational documents of the Borrower, or of any indenture, note, loan or loan agreement, license or any other agreement, lease or instrument to which the Borrower is a party or by which the Borrower or any of its properties are bound.

     (c) The Borrower also further represents that its obligations to repay the Advances, together with all interest accrued thereon, are absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Advances.

     (d) The Borrower also further represents that there have been no changes to the Certificate of Incorporation, by-laws or other organizational documents of the Borrower since the most recent date true and correct copies thereof were delivered to the Agent.

     8. Conditions Precedent. The amendments set forth herein shall be effective as of the Effective Date upon the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

     (a) The Borrower shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

     (i) counterparts of this Amendment executed by the Borrower, the Lenders and the Guarantors;

     (ii)   duly executed Commitment and Acceptances to the extent required by
            Section 2(a);

     (iii) duly executed replacement Revolving Credit Notes required pursuant to Section 4;

     (iv) copies, certified by the Secretary or an Assistant Secretary of the Borrower of resolutions of the board of directors of the Borrower in effect on the date hereof authorizing the execution, delivery and performance of this Amendment and the other documents and transactions contemplated hereby; and

     (v) such additional documents, certificates and information as the Agent may reasonably request.

     (b) After giving effect to this Amendment, the representations and warranties set forth in the Loan Agreement shall be true and correct on and as of the date hereof.

     (c) After giving effect to this Amendment, no Event of Default, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.

     (d) The Borrower shall have paid to the Agent for the benefit of each Lender which has increased its Pro Rata Share a fee equal to one-quarter of one percent (0.25%) on the amount of such increase.

     9. Miscellaneous

     (a) To induce the Agent and the Lenders to enter into this Amendment, the Borrower waives and releases and forever discharges the Agent and the Lenders and their respective officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind of which it has knowledge as of the date hereof against any of them arising out of or relating to the Loan Documents. The Borrower further agrees to indemnify and hold the Agent, the Lenders and their respective officers, directors, attorneys, agents and employees (collectively, the "Indemnitees") harmless from any loss, damage, judgment, liability or expense (including reasonable attorneys' fees), other than any such loss, damage judgment, liability or expense caused by the Indemnitee's own willful misconduct or gross negligence, suffered by or rendered against any of them on account of any claims arising out of or relating to the Loan Documents. The Borrower further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

     (b) All terms, conditions, provisions and covenants in the Loan Documents and all other documents delivered to the Agent in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document or any other document executed in connection therewith, the terms and provisions hereof shall control.

     (c) This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

     (d) In the event any provisions of this Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     (e) This Amendment shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

     (f) This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     The headings used in this Agreement are for convenience of reference only, do not form a part of this Amendment and shall not affect in any way the meaning or interpretation of this Amendment.

                  The Borrower expressly ratifies and confirms the waiver of jury trial provisions contained in the Loan Documents.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                       CSS INDUSTRIES, INC.


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________


                                       PNC BANK, NATIONAL ASSOCIATION,
                                       as a Lender, as Swing Line Lender, as
                                       Fronting Lender and as Administrative
                                       Agent


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________


                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       as a Lender


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________


                                       FLEET NATIONAL BANK, as a Lender


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       CITIZENS BANK OF PENNSYLVANIA,
                                       as a Lender


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       UNION PLANTERS BANK, as a Lender


                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                          ACKNOWLEDGMENT AND AGREEMENT


                  Each of the undersigned hereby acknowledges the provisions of the foregoing Amendment and Limited Waiver of Loan Agreement (the "Amendment") and confirms and agrees that its obligations under its Guaranty Agreement in favor of the Lenders referred to in the Amendment shall be unimpaired by the Amendment and are hereby ratified and confirmed in all respects in respect of the Obligations of CSS Industries, Inc. under the Loan Agreement, as amended.

                                       THE PAPER MAGIC GROUP, INC.


                                       By  __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       BERWICK DELAWARE, INC.


                                       By  __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       BERWICK OFFRAY LLC (formerly Berwick
                                       Industries LLC)


                                       By  __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       CLEO INC.


                                       By  __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       CLEO DELAWARE, INC.


                                       By  __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       PHILADELPHIA INDUSTRIES, INC.


                                       By  __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       LLM HOLDINGS, INC.


                                       By  __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       THE PAPER MAGIC GROUP, INC.
                                       (a Delaware corporation)


                                       By  __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       DON POST STUDIOS, INC.


                                       By  __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       LION RIBBON COMPANY, INC. (formerly
                                       Daylight Acquisition Corp.)


                                       By  __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       THE PAPER MAGIC GROUP (HONG KONG) LTD.


                                       By  __________________________________
                                       Name: ________________________________
                                       Title: _______________________________